BOND PURCHASE AGREEMENT

                                 August 25, 2004

                                   $2,000,000
                           ILLINOIS FINANCE AUTHORITY
                   VARIABLE RATE DEMAND INDUSTRIAL DEVELOPMENT
                           REVENUE BONDS, SERIES 2004
                        (CFC INTERNATIONAL, INC. PROJECT)



Illinois Finance Authority
233 South Wacker Drive
Chicago, Illinois  60606

CFC International, Inc.
500 State Street
Chicago Heights, Illinois  60411

Ladies and Gentlemen:

     The undersigned LaSalle Capital Markets, a Division of ABN AMRO Financial Services, Inc. (the "Purchaser"), hereby offers to enter into this Bond Purchase Agreement (the "Purchase Agreement") with you, for the purchase by the Purchaser and the execution and delivery by the Illinois Finance Authority (the "Issuer") of the Bonds specified below. This offer is made subject to acceptance by the Issuer and CFC International, Inc. (the "Company") prior to 4:00 P.M., Central Daylight Savings Time, on the date hereof, and upon such acceptance this Purchase Agreement shall be in full force and effect in accordance with its terms and shall be binding upon the Issuer, the Purchaser and the Company. All terms not defined herein shall have the meanings set forth in the Official Statement (defined below), or if not set forth therein, as set forth in the Indenture (defined below).

     1. Upon the terms and conditions herein, the Purchaser hereby agrees to purchase from the Issuer, and the Issuer hereby agrees to sell to the Purchaser, all (but not less than all) of the $2,000,000 aggregate principal amount of the Issuer's Variable Rate Demand Industrial Development Revenue Bonds, Series 2004 (CFC International, Inc. Project) (the "Bonds"), as more fully described in the Official Statement, at the purchase price of $2,000,000 for its services rendered hereunder, the Company agrees to pay a fee of $20,000 to the Purchaser. In addition, the Company is responsible for paying all other costs associated with the issuance and placement of the Bonds, including the fees and expenses of counsel to the Purchaser and of counsel to the Bank (as defined below).

     The Purchaser represents, warrants and covenants to the Issuer and the Company that the Bonds will be offered in accordance with applicable state and federal laws. The Purchaser further represents, warrants and covenants that it has been duly authorized to execute this Purchase Agreement, that when executed by the Purchaser and accepted by the Issuer, this Purchase Agreement will be a valid and binding obligation of the Purchaser.

     The Purchaser also agrees that it shall do the following:

          (a) offer the Bonds only pursuant to the Official Statement and shall not make any statements in connection with the offering and sale of the Bonds that go beyond or are inconsistent with the information contained in the Official Statement;

          (b) comply with all applicable registration and qualification requirements applicable to the Purchaser or the Bonds under any securities or Blue Sky Law of any jurisdiction in which such registration or qualification is required;

          (c) not make any untrue or misleading statement in connection with the offering and sale of the Bonds and shall ensure that all information contained in the Official Statement under the caption "Underwriting" is true and correct in all material respects and does not omit any statement necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; and

          (d) perform its responsibilities as the underwriter of the Bonds under applicable federal and state securities laws, including, without limitation, its obligations to review the Official Statement in a professional manner and to make such investigation as appropriate in order to have a reasonable basis for concluding that the Official Statement does not contain any untrue statement of a material fact and does not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     The Purchaser shall advise the Issuer if at any time during the Underwriting Period (as defined herein) for the Bonds there is any reason for the Purchaser to believe that the Official Statement then contains any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, and in such case the Issuer, the Purchaser and the Company shall take such steps as may be appropriate to amend or supplement the Official Statement.

     2. The Bonds shall be as described in, and shall be secured under and pursuant to, the Indenture of Trust, dated as of July 1, 2004 (the "Indenture"), from the Issuer to LaSalle Bank National Association, as trustee (the "Trustee"), substantially in the form previously submitted to the Purchaser, with only such changes therein as shall be mutually agreed upon by the Trustee, the Company, the Issuer and the Purchaser. The Bonds are secured by payments provided for in the Loan Agreement, dated as of July 1, 2004 by and between the Issuer and the Company, dated as of July 1, 2004 (the "Loan Agreement") and the related promissory note (the "Note"). The Bonds are further secured by a letter of credit (the "Letter of Credit"), dated the date of issuance of the Bonds, issued by LaSalle Bank National Association (in such capacity, the "Bank") provided pursuant to the Letter of Credit and Reimbursement Agreement (the "Reimbursement Agreement"), dated as of July 1, 2004, between the Company and the Bank.

     3. The Issuer and the Company shall deliver or cause to be delivered to the Purchaser promptly after their acceptance hereof, 10 copies of the Official Statement, dated August 25, 2004, relating to the Bonds. The Official Statement, including the cover page, the appendices thereto and all information incorporated therein, with only such amendments, supplements or changes therein as shall have been accepted by us, is hereinafter referred to as the "Official Statement". The Company has authorized the use of copies of the Official Statement, the Indenture and the Loan Agreement and the Remarketing Agreement dated as of July 1, 2004 between the Company and LaSalle Capital Markets, a Division of ABN AMRO Financial Services, Inc., as remarketing agent, dated as of July 1, 2004 (the "Remarketing Agreement"), all as described in the Official Statement, in connection with the placement of the Bonds. The Purchaser agrees that it will not confirm the placement of any Bonds unless the confirmation of such placement is accompanied or preceded by the delivery of a copy of the Official Statement.

     4. The Issuer, subject to the limitations provided herein, represents and warrants to and agrees with the Purchaser as follows with respect to the Bonds:

          (a)  The  Issuer  is  a  body   politic  and   corporate   and  public
     instrumentality of the State, created and existing under the Act.

          (b) The Issuer is authorized under the laws of the State to (i) issue the Bonds for the purposes for which they are to be issued as set forth in the Official Statement; (ii) lend the proceeds of the Bonds to the Company for the purposes set forth in the Official Statement; (iii) enter into the Indenture, the Loan Agreement, this Purchase Agreement, the Remarketing Agreement and the Tax Exemption Certificate and Agreement dated the date of issuance of the Bonds (the "Tax Agreement") among the Issuer, the Company and the Trustee; and (iv) pledge and assign to the Trustee the payments to be made by the Company under the Loan Agreement and the Note and the Issuer's rights under the Loan Agreement that are pledged or assigned as security for the payment of the principal of, premium, if any, and interest on the Bonds.

          (c) The Issuer has full power and authority to consummate the transactions contemplated on its part by the Bonds, the Official Statement, the Indenture, the Loan Agreement, this Purchase Agreement and the Tax Agreement.

          (d) The information relating to the Issuer contained under the captions "INTRODUCTORY STATEMENT", "THE ISSUER" and "LITIGATION - The Issuer," in the Official Statement does not, as of the date hereof, and will not, as of the Closing Date (as hereinafter defined), contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (e) The Issuer has duly authorized and approved the execution and delivery of this Purchase Agreement.

          (f) Prior to the Closing (as hereinafter defined), the Issuer shall have duly authorized all necessary action to be taken by it for (i) the issuance and sale of the Bonds and the lending of the proceeds of the Bonds to the Company on the terms and for the purposes set forth herein and in the Official Statement and (ii) the approval, execution, delivery and/or receipt, as the case may be, by the Issuer of the Indenture, the Loan Agreement, this Purchase Agreement, the Tax Agreement, the Bonds, the Official Statement and any and all such other agreements and documents as may be required to be approved, executed, delivered and/or received by the Issuer in order to carry out, give effect to, and consummate the transactions contemplated hereby and by the Official Statement.

          (g) The Issuer shall, on or before the Closing Date, execute and deliver the Indenture, the Loan Agreement, this Purchase Agreement, the Tax Agreement and the Bonds and shall approve and authorize the distribution of the Official Statement.

          (h) The Bonds, when issued, delivered and paid for as provided herein and in the Indenture will have been duly authorized and issued and will constitute valid and binding limited obligations of the Issuer enforceable in accordance with their terms and entitled to the benefits and security of the Indenture and the Loan Agreement, subject in each instance to any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws and laws affecting the enforcement of creditors' rights generally or relating to a public body such as the Issuer as from time to time in effect, and further subject to the availability of equitable remedies. The Bonds do not pledge the credit of the Issuer, the State or any political subdivision or agency thereof nor shall there be a charge against the general revenues of such entities or of the Issuer or a lien against any of their property except as specifically provided in the Indenture. The Bonds shall be special, limited obligations of the Issuer and no taxes are required to be levied for the payment of the principal of, premium, if any, and interest on the Bonds; such principal of, premium, if any, and interest on the Bonds being payable (except to the extent otherwise provided in the Indenture) solely out of moneys to be received by the Issuer as payments under the Loan Agreement and the Note that are pledged under the Indenture and any other amounts derived from the Loan Agreement and the Note, from specified amounts on deposit with the Trustee under the Indenture and from amounts available from draws on the Letter of Credit and the income from the temporary investment of any of the foregoing.

          (i) This Purchase Agreement is and, when executed and delivered, each of the Indenture, the Loan Agreement, this Purchase Agreement, the Remarketing Agreement and the Tax Agreement will be, assuming the due and valid authorization, execution and delivery of such documents by the other parties thereto, the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, subject to any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and subject to the availability of equitable remedies, and to the qualification that enforcement of the indemnification provisions of this Purchase Agreement may be limited by federal or state securities laws.

          (j) Except as may be set forth in the Official Statement, there is no action, suit, proceeding, inquiry or investigation at law or in equity before or by any court, public board or body pending in which summons has been served or, to the best knowledge of the Issuer, threatened against or affecting the Issuer wherein an unfavorable decision, ruling or finding would adversely affect (i) the corporate existence of the Issuer or the right of the members of the Issuer to their offices or the right of the officers of the Issuer to their respective offices, (ii) the validity of or the Issuer's power to engage in the transactions contemplated hereby or by the Official Statement, (iii) the validity of the proceedings taken by the Issuer for the approval, adoption, authorization, execution, delivery, receipt and performance, as the case may be, of the Bonds, the Official Statement, the Indenture, the Loan Agreement, this Purchase Agreement, the Tax Agreement or any agreement or any instrument to which the Issuer is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or by the Official Statement, (iv) the validity or enforceability of the Bonds, the Official Statement, the Loan Agreement, this Purchase Agreement, the Tax Agreement or any agreement or instrument to which the Issuer is a party and which is used or contemplated for use in the consummation of the transactions contemplated herein or in the Official Statement or (v) the federal tax-exempt status of the interest on the Bonds or the amounts to be received by the Issuer pursuant to the Loan Agreement.

          (k) The execution and delivery by the Issuer of the Bonds, the Indenture, the Loan Agreement, this Purchase Agreement, the Tax Agreement and the other documents contemplated hereby or by the Official Statement, and compliance with their respective provisions, the approval and delivery by the Issuer of the Official Statement, and the assignment of the Loan Agreement, including the specified rights of the Issuer under the Loan Agreement, to the Trustee, do not and will not conflict with, or constitute on the part of the Issuer a breach of or a default under, any existing law, court or administrative regulation, decree, order, agreement, indenture, mortgage or lease to which the Issuer is a party or by which the Issuer or any of its property is or may be bound.

          (l) A public hearing was held with respect to the Bonds on August 6, 2004 and the approval of the Bonds of the "applicable representative" has or will be obtained prior to the Closing, all as described in Section 147(f) of the Code.

          (m) The resolution of the Issuer adopted August 10, 2004, approving and authorizing the execution and delivery of the Indenture, the Loan Agreement, this Purchase Agreement, the Tax Agreement and the Bonds and the use and distribution of the Official Statement, was duly adopted at a meeting of the members of the Issuer that was called and held pursuant to law and with all public notice required by law and at which a quorum was present and acting throughout.

          (n) The Issuer will furnish such information, execute such instruments and take such other action in cooperation with the Purchaser and Purchaser's counsel as they may reasonably request (i) in any endeavor to qualify the Bonds for offering and sale under the securities or "blue sky" laws or other securities laws or regulations of such jurisdictions of the United States as the Purchaser may request, (ii) for the application for exemption from such qualification, (iii) for the Purchaser's determination of their eligibility for investment under the laws of such jurisdictions as the Purchaser's designates and (iv) to provide for the continuance of such qualifications or exemptions in effect for so long as required for the distribution of the Bonds; provided, however, that the Issuer shall not be required by the foregoing to consent to jurisdiction in any state other than the State and shall not be deemed to have made any representation with regard to securities or "blue sky" laws or other securities laws of the United States. The Issuer shall not be obligated to pay any expenses or
     costs   (including   legal   fees)   incurred  in   connection   with  such
     qualification.

          (o) Any certificate signed by an authorized officer of the Issuer and delivered to the Purchaser shall be deemed a representation and warranty by the Issuer to the Purchaser as to the statements made therein.

          (p) Other than as disclosed in the Official Statement and as required under Section 147(f) of the Code with respect to the Bonds, no further authorization, approval, consent or other order of any governmental authority or agency, or of any other entity or person(s) is required for the valid authorization, execution and delivery by the Issuer of the Bonds and the other documents contemplated thereby or the authorization and delivery of the Official Statement.

          (q) Neither the existence or territorial jurisdiction of the Issuer nor the title of the officers or members of the governing body of the Issuer to their respective offices or membership are being contested and no authority or proceeding for the issuance of the Bonds has been repealed, revoked or rescinded.

     Under no circumstances will any obligation, covenant, representation or warranty of the Issuer created by or arising out of this Purchase Agreement or out of the Bonds, or the resolution authorizing the Bonds, be or become an indebtedness of the Issuer, the State or any political subdivision of the State or be a charge against the general credit or taxing power, if any, of the Issuer or the State or any political subdivision of the State or give rise to a pecuniary liability of the Issuer, or on the part of any member, officer, employee or agent of the Issuer, the State or any political subdivision of the State, but shall be payable solely out of the revenues and other funds pledged under the Indenture. The Issuer has no taxing power.

     5. The Company represents and warrants to and agree with the Issuer and the Purchaser as follows with respect to the Bonds:

          (a) The Company has full power and authority to own its properties and to conduct its business as now being conducted.

          (b) The information relating to the Company or the Project contained in the Official Statement on the cover page and under the captions "INTRODUCTION," "THE COMPANY," "THE PROJECT," "ESTIMATED SOURCES AND USES OF FUNDS," and "LITIGATION" are, as of date hereof; and will be, as of the Closing Date, true and correct in all material respects for the purposes for which their use is or was authorized; and such sections do not, and as of the Closing Date will not, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made in such sections in light of the circumstances under which they are or were made, not misleading. Neither this Purchase Agreement nor any other document, certificate or written statement furnished to the Purchaser or the Issuer pursuant to this Purchase Agreement or the Loan Agreement by or relating to the Company contains any untrue statement of a materia1 fact or omits to state a material fact necessary to make the statements contained herein or therein, under the circumstances under which they are or were made, not misleading.

          (c) Subsequent to the respective dates as of which information was given to the Purchaser and except as set forth in or contemplated by the Official Statement, no event has occurred which has affected or may affect materially and adversely the business, properties, operations, prospects or financial condition of either of the Company.

          (d) Neither the execution and delivery of the Loan Agreement, the Note, the Reimbursement Agreement, the Remarketing Agreement, the Tax Agreement and this Purchase Agreement, and the approval and execution of the Official Statement and this Purchase Agreement and compliance by the Company with the provisions on the Company's part contained therein nor the consummation of any other of the transactions contemplated hereby or thereby, nor the fulfillment of the terms hereof or thereof, conflicts with or constitutes a breach of or default under nor contravenes any law, administrative regulation, judgment, decree, loan agreement, indenture, bond, note, resolution, agreement or other instrument to which the Company is a party or to which the Company is otherwise subject, nor does any such execution, delivery, approval, adoption or compliance result in the creation or imposition of any lien, charge or other security interest or encumbrance of any nature whatsoever upon any of the properties or assets of the Company under the terms of any such law, administrative regulation, judgment, decree, loan agreement, indenture, bond, note, deed of trust, resolution, agreement or other instrument, except as provided by the Loan Agreement, the Note or the Reimbursement Agreement or the other documents executed in connection therewith.

          (e) The Company is not in breach of or default in any material respect under any applicable law or administrative regulation or any applicable judgment or decree or any loan agreement, indenture, bond, note, resolution, agreement or other instrument to which it is a party or to which it is otherwise subject, and no event has occurred and is continuing which, with the passage of time or the giving of notice, or both, would constitute a default or an event of default under any such instrument.

          (f) There is no action, suit, proceeding or investigation at law or in equity before or by any court or governmental agency or body pending or threatened against the Company wherein an adverse decision, ruling or finding would (i) result in any material and adverse change in the condition (financial or otherwise), business or prospects of the Company or which would materially and adversely affect the properties of the Company, and which has not been disclosed in the Official Statement, (ii) materially and adversely affect the transactions contemplated by this Purchase Agreement, or (iii) materially and adversely affect the validity or enforceability against the Company of the Loan Agreement, the Note, the Reimbursement Agreement, the Remarketing Agreement, the Tax Agreement or this Purchase Agreement.

          (g) The Company has the full power and authority to execute and deliver and to perform its obligations hereunder and under the Loan Agreement, the Note, the Reimbursement Agreement, the Remarketing Agreement, the Tax Agreement and to engage in the transactions contemplated by this Purchase Agreement and the Official Statement relating to the offer and sale of the Bonds. The Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement, the Tax Agreement and this Purchase Agreement have been duly authorized and, when executed and delivered by the respective parties hereto and thereto, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights and general principles of equity, and except as the indemnification provisions hereof may be limited by applicable securities law or public policy.

          (h) The application to the Issuer and the completed questionnaires, if any, supplied by the Company to the Issuer, Chapman and Cutler LLP, Chicago, Illinois ("Bond Counsel") and/or the Purchaser or its counsel with respect to the Project to be financed with the proceeds of the Bonds are true, correct and complete in all material respects for the purposes for which supplied.

          (i) No consent, approval, authorization or other action by any governmental or regulatory authority that has not been obtained is or will be required by the Company for the issuance and sale of the Bonds or the consummation of the other transactions contemplated by the Remarketing Agreement, the Tax Agreement, this Purchase Agreement and the Official Statement, except for such licenses, certificates, approvals, variances or permits which may be necessary for the construction or operation of the Project and for which the Company has applied (or for which the Company will apply in the ordinary course of business) and expect to receive, and except as may be required under the state securities or "blue sky" laws in connection with the purchase of the Bonds by the Purchaser.

          (j) The Company authorizes the use by the Purchaser of the Official Statement (including the Appendices thereto and all information incorporated therein by reference), the Loan Agreement, the Note, the Reimbursement Agreement, the Remarketing Agreement and the information therein and herein in connection with the purchase of the Bonds.

          (k) The Company will not take or omit to take any action which action or omission will in any way cause the proceeds from the sale of the Bonds to be applied in a manner contrary to that provided in the Indenture and the Loan Agreement.

          (l) The Company will deliver all opinions, certificates, letters and other instruments and documents reasonably required by this Purchase Agreement, the Loan Agreement, the Remarketing Agreement, the Reimbursement Agreement and the Tax Agreement.

          (m) Any certificate of the Company delivered to the Purchaser shall be deemed a representation and warranty by the Company to the Purchaser as to the statements made therein.

          (n) The Company will furnish such information, execute such instruments and take such other action in cooperation with the Issuer and the Purchaser as may be required to qualify the Bonds for offering and sale under the "blue sky" or other securities laws of such jurisdictions as the Purchaser may designate.

          (o) The representations, warranties, agreements and indemnities contained herein shall survive the Closing and any investigation made by or on behalf of the Issuer or the Purchaser or any such director, officer or any such controlling person as to any matters described in or related to the transactions contemplated hereby and by the Official Statement, the Indenture, the Reimbursement Agreement, the Loan Agreement, the Note, the Remarketing Agreement and the Tax Agreement.

     6. The Company shall indemnify the Issuer and the Purchaser and shall hold them harmless as follows:

          (a) The Company shall pay and indemnify and hold harmless the Issuer and any person who "controls" the Issuer within the meaning of Section 15 of the Securities Act of 1933, as amended, and any member, officer, director, trustee, official and employee of the Issuer, and each person, if any, who has the power, directly or indirectly, to direct or cause the direction of the management and policies of the Issuer pursuant to the Act or the Issuer's regulations or bylaws (each an "Issuer Indemnified Party", and collectively, the "Issuer Indemnified Parties") from any loss, claim, damage, tax, penalty or expense (including reasonable attorneys' fees and expenses), or liability of any nature due to any and all suits, actions, legal or administrative proceedings, or claims arising or resulting from or in any way connected with: (i) the financing of the Project or the installation, operation, use, or maintenance of the properties of the Company, (ii) any act, failure to act, or misrepresentation by any person in connection with the issuance, sale, delivery or remarketing of the Bonds, or (iii) any act, failure to act, or misrepresentation by the Issuer in connection with this Purchase Agreement or any other document involving the Issuer in this matter. If any suit, action or proceeding is brought against any of the Issuer Indemnified Parties, that suit, action or proceeding shall be defended by counsel to the Issuer or the Company, as the Issuer shall determine. If the defense is by counsel to the Issuer, the Company shall indemnify the Issuer Indemnified Parties for the reasonable cost of that defense including reasonable attorneys' fees and expenses. If the Issuer determines that the Company shall defend the Issuer or any Issuer Indemnified Parties, the Company shall immediately assume the defense at their own cost. Neither the Issuer nor the Company shall be liable for any settlement of any proceeding made without each of their consent (which consent shall not be unreasonably withheld).

          (b) The Company shall indemnify and hold harmless the Purchaser and any person who "controls" the Purchaser within the meaning of Section 15 of the Securities Act of 1933, as amended, and any officer, director, official, and employee of the Purchaser (each an "Agent Indemnified Party" and collectively, the "Agent Indemnified Parties") from any loss, claim, damage, tax, penalty, or expense (including reasonable attorneys' fees and expenses), or liability of any nature due to any and all suits, actions, legal or administrative proceedings, or claims arising or resulting from, or in any way connected with: (i) the financing of the Project or the installation, operation, use, or maintenance of the properties of the Company, (ii) any act, failure to act, or misrepresentation by the Company or any director, officer, employee, agent, or independent contractor of the Company in connection with the issuance, sale, delivery or remarketing of the Bonds, or (iii) any act, failure to act, or misrepresentation by the Issuer or the Purchaser in connection with this Purchase Agreement or any other document involving the Issuer or the Purchaser in this matter (except to the extent any such act, failure to act or misrepresentation by the Purchaser or any director, officer, employee, agent, or independent contractor of the Purchaser involved the gross negligence or willful misconduct of the Purchaser or any of its directors, officers, employees, agents or independent contractors); provided, however, that no such indemnification shall be extended to the Purchaser in connection with any matter to the extent that the Purchaser is required to indemnify the Company pursuant to Section 7(b) of this Purchase Agreement. In case any claim shall be made or any action shall be brought against one or more of the Agent Indemnified Parties, the Agent Indemnified Parties seeking indemnity hereunder shall promptly notify the Company in writing, and the Company shall promptly assume the defense thereof, including the employment of counsel reasonably satisfactory to the Purchaser, the payment of all expenses and the right to negotiate and consent to settlement. If any of the Agent Indemnified Parties is advised in an opinion of counsel that there may be legal defenses available to it which are adverse to or in conflict with those available to the Company, or that the defense of such Agent Indemnified Party should be handled by separate counsel, the Company shall not have the right to assume the defense of such Agent Indemnified Party, but shall be responsible for the reasonable fees and expenses of counsel retained by the Agent Indemnified Party in assuming its own defense, and provided also that if the Company shall have failed to assume the defense of such action or to retain counsel reasonably satisfactory to the Company, within a reasonable time after written notice of the commencement of such action, the fees and expenses of counsel retained by the Agent Indemnified Parties shall be paid by the Company. Notwithstanding and in addition to any of the foregoing, any one or more of the Agent Indemnified Parties shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Agent Indemnified Parties, unless the employment of such counsel had been specifically authorized, in writing, by the Company. The Company shall not be liable for any settlement of any such action effected without its written consent, but if settled with the consent of the Company or if there is a final judgment for the plaintiff in any such action with or without consent, the Company shall indemnify and hold harmless the Agent Indemnified Parties from and against any loss or liability by reason of such settlement or judgment.

          (c) The Company shall also indemnify the Issuer Indemnified Parties and the Agent Indemnified Parties for all reasonable costs and expenses, including reasonable attorneys' fees and expenses, incurred in: (i) enforcing any obligation of the Company under this Purchase Agreement or any related agreement, (ii) taking any action requested by the Company,
     (iii) taking any action required by this Purchase Agreement or any related agreement, or (iv) taking any action considered necessary by the Issuer or the Purchaser and which is authorized by this Purchase Agreement or any related agreement.

          (d) Any provision of this Purchase Agreement or any other instrument or document executed and delivered in connection therewith to the contrary notwithstanding, the Issuer retains the right to (i) enforce any applicable federal or state law or regulation or ordinance of the Issuer and (ii) enforce any rights accorded the Issuer by federal or state law or regulation or ordinance of the Issuer, and nothing in this Purchase Agreement shall be construed as an express or implied waiver thereof.

          (e) The indemnity provided herein is not intended to supersede any indemnity to which the Issuer is entitled to under the Loan Agreement. Any indemnity provided herein is in addition to any other indemnification provided by the Company to the Indemnified Parties.

     7. The Purchaser shall indemnify the Issuer and the Company and shall hold them harmless as follows:

          (a) The Purchaser agrees, at its expense, to indemnify, defend and hold harmless the Issuer along with the Issuer's members, officers, employees and each person, if any, who has the power, directly or indirectly, to direct or cause the direction of the management and policies of the Issuer, pursuant to the Act or the Issuer's regulations or bylaws, ("Issuer Indemnified Parties"), from and against any and all losses, claims, damages, demands, liabilities, costs or expenses (collectively, "Claims"), including reasonable attorneys' fees and expenses, if such Claims are a result of, arise out of or are materially increased, strengthened or enhanced by or would not exist but for a breach by the Purchaser of its duties under, or failure to abide by any of its covenants in this Purchase Agreement. The Purchaser shall promptly assume the defense of any claim made against any Issuer Indemnified Party, including the employment of counsel reasonably satisfactory to the Issuer, at the sole expense of the Purchaser.

          (b) The Purchaser shall likewise indemnify, hold harmless and defend the Company and their officers, if any, managers, members, directors or other officials, and every person who controls the Company within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, demands, liabilities, fees and expenses, including reasonable attorneys' fees which is based in whole or in part upon (i) a statement or omission made by the Company in reliance upon written information furnished to them by the Purchaser or (ii) the failure of the Purchaser to comply with any registration or qualification requirements applicable to such Purchaser or the Bonds under any securities or Blue Sky Laws of any jurisdiction in which such registration or qualification is required.

     8. The Company further agree as follows:

          (a) The Company ratifies, confirms and consents to the use of the Official Statement and drafts of the Official Statement by counsel to the Purchaser in obtaining necessary qualification, exemption, determination or continuation of any of the foregoing under applicable securities laws.

          (b) The Company approve the form of and authorize the Purchaser to prepare, use and distribute the Official Statement in the final form in connection with the placement and sale of the Bonds. The Company will cause at least 10 copies of the Official Statement in such final form to be executed as soon as possible by authorized representatives.

          (d) The Company shall provide to the Purchaser, on the date hereof sufficient copies of the Official Statement to enable the Purchaser to comply with the requirements of SEC Rule 15c2-12(b)(4), Rule G-32 of the Municipal Securities Rulemaking Board and with other applicable legal requirements.

          (e) No amendment or supplement to the Official Statement shall be made without the written approval of the Purchaser which approval shall not be unreasonably withheld. If during the period from the date of this Purchase Agreement to and including the date which is 90 days following the End of the Underwriting Period for the Bonds (as such term is hereinafter defined) an event occurs affecting the Company of which the Company has knowledge and which might or would cause the Official Statement to contain any untrue statement of a material fact or omit to state a material fact necessary to be stated therein for the purpose for which it is to be used or to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect, the Company will notify the Purchaser and the Issuer, and if in the opinion of the Purchaser such event requires an amendment or supplement to the Official Statement, the Company will amend or supplement the Official Statement in a form and in a manner approved by the Purchaser and the Issuer and furnish to the Purchaser and the Issuer (i) a reasonable number of copies of the amendment or supplement and (ii) if such notification shall be subsequent to the date of the Closing, such legal opinions, certificates, instruments and other documents as the Purchaser may reasonably deem necessary to evidence the truth and accuracy of such amendment or supplement. The cost of providing any amendment or supplement during the .period prior to and including the date which is 90 days following the End of the Underwriting Period for the Bonds shall be paid by the Company.

          (f) As used herein, "End of the Underwriting Period " for the Bonds shall mean the date on which the End of the Underwriting Period for the Bonds has occurred under SEC Rule 15c2-12; provided, however, that the Purchaser shall be entitled to treat the Closing Date as the "End of the Underwriting Period" for the Bonds.

     9. By 12:00 P.M., Central Daylight Savings Time, on August 19, 2004 (the "Closing Date"), the certificates, opinions, commitments and other documents required by Section 10 hereof shall be executed and delivered and payment of such fees as are called for herein shall be made (such execution, delivery and payment, together, being referred to as the "Closing"). The Closing shall take place at the office of Bond Counsel, or such other location as may be agreed upon by the Issuer, the Company and the Purchaser.

     At least two (2) business days prior to the Closing Date, the Issuer will deliver the Bonds to the Purchaser in definitive form duly executed (or, at the option of the Purchaser, in book entry form under the book entry system maintained by The Depository Trust Company), together with the other documents herein mentioned, and the Purchaser will accept such delivery and facilitate the payment of the purchase price of the Bonds in federal funds.

     10. The obligations of the Purchaser hereunder shall be subject to the performance by the Issuer and the Company of their respective obligations to be performed hereunder at and prior to the Closing, to the accuracy in all material respects, in the reasonable judgment of the Purchaser, of the representations and warranties of the Issuer and the Company herein as of the date hereof and as of the Closing and, in the reasonable discretion of the Purchaser, to the following conditions, including the delivery by the Issuer and the Company, as the case may be, of the Closing Documents (hereinafter defined) enumerated herein, in each case in form and substance reasonably satisfactory to the Purchaser's counsel, as of the Closing:

          (a) At the time of the Closing, (i) this Purchase Agreement, the Official Statement, the Indenture, the Loan Agreement, the Remarketing Agreement, the Tax Agreement, the Reimbursement Agreement and the Letter of Credit shall be in full force and effect in the form heretofore approved by the Issuer, the Company, the Bank and the Trustee, as the case may be, and none of the foregoing documents shall have been amended, repealed, modified or supplemented from the forms thereof as of the date hereof or as may have been approved in writing by the Purchaser and (ii) the Issuer and the Company shall have duly adopted and there shall be in full force and effect such resolutions as, in the opinion of Bond Counsel and the Purchaser's counsel, are necessary and appropriate in connection with the transactions contemplated hereby and by the Official Statement.

          (b) At or prior to the Closing, the Issuer shall have duly executed and delivered, and the Trustee shall have authenticated, the Bonds, and at the time of the Closing the proceeds derived from the sale of the Bonds shall be deposited and applied for the purposes described in the Official Statement and as provided in the Indenture.

          (c) At or prior to the Closing, the Purchaser shall have received the following documents (the "Closing Documents"):

               (i) the unqualified approving opinion of Bond Counsel, dated the Closing Date and addressed to the Trustee in form and substance satisfactory to the Purchaser;

               (ii) the supplemental opinion of Bond Counsel, dated the Closing Date and addressed to the Purchaser in form and substance satisfactory to the Purchaser;

               (iii) the opinion of Issuer's counsel dated the Closing Date and addressed to the Issuer, the Trustee, the Purchaser, the Company and Bond Counsel, in substantially the form and substance satisfactory to each of them;

               (iv) the opinion of counsel to the Company, dated the Closing Date and addressed to the Issuer, the Trustee, the Purchaser, the Bank, Bond Counsel and the Company, in substantially the form and substance satisfactory to each of them;

               (v) the opinion of counsel to the Bank, dated the Closing Date, and addressed to the Issuer, the Company, the Trustee, Bond Counsel and the Purchaser, in form and substance reasonably satisfactory to the Purchaser;

               (vi) a certificate, dated the Closing Date, of the Issuer executed on its behalf by an authorized officer thereof to the effect that (A) the representations and warranties of the Issuer contained herein are true and correct in all respects on and as of the Closing Date with the same effect as if made on the Closing Date, (B) the Issuer has complied with all agreements and conditions of this Purchase Agreement to be performed or satisfied by the Issuer at prior to the Closing Date and (C) no event affecting the Issuer has occurred since the date of the Official Statement (as amended or supplemented to date) which should be disclosed in the Official Statement for the purposes for which it is to be used or which it is necessary to disclose therein in order to make the statements and information therein not misleading in any material respect;

               (vii) a certificate, dated the Closing Date, of the Company executed on its behalf by an authorized representative thereof to the effect that (A) the representations and warranties of the Company contained herein are true and correct in all respects on and as of Closing Date with the same effect as if made on the Closing Date, (B) the Company has complied with all agreements and conditions of this Purchase Agreement to be performed or satisfied by the Company at or prior to the Closing Date and (C) no event affecting the Company has occurred since the date of the Official Statement (as amended or supplemented to date) which should be disclosed in the Official Statement for the purposes for which it is to be used or which it is necessary to disclose therein in order to make the statements and information therein not misleading in any material respect;

               (viii) copies of the Official Statement, in such quantity as reasonably determined by the Purchaser, duly executed by or on behalf of the Company;

               (ix) a copy of all resolutions duly adopted by the Company authorizing or approving the execution and delivery of the documents required to be executed and delivered by the Company or approving, as necessary, the forms of the Indenture and the Bonds, certified by an authorized representative of the Company;

               (x) copies of the certificates of incorporation of the Company certified by the Delaware Secretary of State as of a date within seven business days of the Closing Date;

               (xi) a good standing certificate for the Company issued by the Illinois Secretary of State dated within seven business days of the Closing Date;

               (xii) evidence that Standard & Poor's, Ratings Services, a Division of The McGraw-Hill Companies, Inc., has issued a rating for the Bonds that is not lower than A+/A-1 and that such rating is in effect at the Closing Date and is not then being reviewed;

               (xiii) a certificate of the Trustee, in form and substance satisfactory to the Purchaser, the Company and the Issuer, to the effect that all moneys and securities delivered to the Trustee under and pursuant to the Indenture have been duly deposited to the credit of the appropriate funds established under or in accordance with the Indenture or otherwise applied as provided in the Indenture and that the Trustee has no knowledge of any default under the Indenture;

               (xiv) copies of all closing documents (not otherwise specified for delivery hereunder) identified for delivery in the most recent closing list for the Closing provided by Bond Counsel, duly executed, if applicable, by the respective parties thereto; and

               (xv) such additional legal opinions, certificates, proceedings, instruments and other documents as counsel to the Purchaser, Bond Counsel and the Issuer may reasonably request to evidence compliance by the Issuer and the Company with legal requirements, the truth and accuracy, as of the time of the Closing, of the respective representations and warranties of the Company and the Issuer herein and the due performance or satisfaction by the Issuer and the Company at or prior to such time of all agreements then to be performed and all conditions then to be satisfied by the Issuer and the Company or as otherwise may be deemed necessary by such counsel in connection with the issuance of the Bonds.

          (d) If the Issuer or the Company shall be unable to satisfy the conditions to the obligations of the Purchaser contained in this Purchase Agreement, or if the obligations of the Purchaser hereunder may be terminated for any reason permitted by this Purchase Agreement, then this Purchase Agreement may be terminated by the Purchaser and if so terminated neither the Purchaser nor the Company or the Issuer shall be under any obligations hereunder; provided, however, that the respective obligations to pay expenses, as provided in Section 13 hereof and the respective indemnification obligations contained in Sections 6 and 7 hereof shall continue in full force and effect.

     11. After the Closing (a) neither the Issuer nor the Company will not adopt any amendment of or supplement to the Official Statement to which the Purchaser shall object in writing or which shall be disapproved by counsel for the Purchaser and (b) if any event relating to or affecting the Issuer and the Company shall occur as a result of which it is necessary, in the opinion of counsel to the Purchaser, to amend or supplement the Official Statement in order to make the Official Statement not misleading in light of the circumstances existing at the time it is delivered to the initial purchasers of the Bonds, the Company will forthwith prepare and furnish to the Purchaser a reasonable number of copies of an amendment of or supplement to the Official Statement (in form and substance satisfactory to counsel for the Purchaser and at the Company' expense) which will amend or supplement the Official Statement so that it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the supplement to the Official Statement is delivered to the initial purchasers of the Bonds, not misleading. For purposes of this Section, the Issuer and the Company will each furnish such information with respect to themselves as the Purchaser may from time to time request.

     12. The Purchaser shall have the right to cancel its obligations to place the Bonds if between the date hereof and the Closing Date:

          (a) legislation shall be enacted, or actively considered for enactment, by the Congress or recommended by the President of the United States to the Congress for passage, or favorably reported for passage to either house of the Congress by any committee of such house to which such legislation has been referred for consideration, a decision by a court of the United States or the United States Tax Court shall be rendered, or a ruling, regulation or official statement by or on behalf of the Treasury Department of the United States, the Internal Revenue Service or other agency or department of the United States shall be made or proposed to be made which has the purpose or effect, directly or indirectly, of imposing federal income taxes upon revenues or other income to be derived by the Issuer under the Loan Agreement, or upon interest on the Bonds;

          (b) any other action or event shall have transpired which has the purpose or effect, directly or indirectly, of materially and adversely affecting the federal income tax consequences of any of the transactions contemplated hereby or by the Official Statement, or, in the reasonable opinion of the Purchaser, such action or event pertaining to the federal income tax consequences referenced above materially and adversely affects the market for the Bonds or the sale, at the contemplated offering price by the Purchaser, of the Bonds;

          (c) legislation shall be enacted, or actively considered for enactment by the Congress, with an effective date on or prior to the Closing Date, or a decision by a court of the United States shall be rendered, or a ruling or regulation by the Securities and Exchange Commission or other governmental agency having jurisdiction over the subject matter shall be made, the effect of which is that (i) the Bonds are not exempt from the registration, qualification or other requirements of the Securities Act of 1933, as amended and as then in effect, or the Securities Exchange Act of 1934, as amended and as then in effect, or (ii) the Indenture is not exempt from the registration, qualification or other requirements of the Trust Indenture Act of 1939, as amended and as then in effect;

          (d) a stop order, ruling or regulation by the Securities and Exchange Commission shall be issued or adopted, the effect of which is that the issuance, offering or sale of the Bonds, as contemplated hereby or by the Official Statement, is in violation of any provision of the Securities Act of 1933, as amended and as then in effect, the Securities Exchange Act of 1934, as amended and as then in effect, or the Trust Indenture Act of 1939, as amended and as then in effect;

          (e) there shall occur any outbreak of hostilities or any national or international calamity or crisis or a financial crisis the effect of which on the financial markets of the United States is such as, in the reasonable judgment of the Purchaser, would materially and adversely affect the market for the Bonds or the sale, at the contemplated offering price by the Purchaser, of the Bonds;

          (f) a general suspension of trading on the New York Stock Exchange is in force, the effect of which on the financial markets of the United States in the reasonable judgment of the Purchaser, as such as would materially and adversely affect the market for the Bonds or the sale, at the contemplated offering price, by the Purchaser, of the Bonds;

          (g) a general banking moratorium is declared by federal or state (including specifically Illinois and New York) authorities, the effect of which on the financial markets of the United States in the reasonable judgment of the Purchaser, as such as would materially adversely affect the market for the Bonds or the sale, at the contemplated offering price by the Purchaser, of the Bonds;

          (h)  there  occurs  any  material   adverse  change  in  the  affairs,
     operations or financial condition of the Company except as set forth in or contemplated by the Official Statement;

          (i) the Official Statement is not executed, approved and delivered as provided herein;

          (j) any rating of the Bonds by a national rating agency shall be withdrawn or downgraded;

          (k) in the reasonable judgment of the Purchaser, the market price of the Bonds, or the market price generally of obligations of the general character of the Bonds, might be adversely affected because (i) additional material restrictions not in force as of the date hereof shall have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange, or (ii) the New York Stock Exchange or other national securities exchange, or any governmental authority, shall impose, as to the Bonds or similar obligations, any material restrictions not now in force, or increase materially those now in force, with respect to the extension of credit by, or the charge to the net capital requirements of the Purchaser; or

          (l) other than disclosed in the Official Statement, any litigation shall be instituted, pending or threatened to restrain or enjoin the issuance, sale or delivery of the Bonds or in any way protesting or affecting any authority for or the validity of the Bonds, the Indenture, the Agreement, the Remarketing Agreement, the Letter of Credit or the existence or powers of the Issuer or the Company.

     13. Whether or not the transactions contemplated by this Purchase Agreement are consummated, all expenses and costs of the Issuer incident to the performance of its obligations in connection with the authorization, issuance and delivery of the Bonds to the Purchaser, shall be paid by the Company.

     14.  Any notice or other  communication  to be given  under  this  Purchase
Agreement  shall  be  given  by  mail  or  courier   delivery  or  by  facsimile
transmission as follows:

         If to the Company:     CFC International, Inc.
                                500 State Street
                                Chicago Heights, Illinois  60411
                                Attention:        Gregory M. Jehlik, President
                                Telephone:        (708) 757-2856
                                Fax:              (708) 758-3976

         with a copy in each
         case to:               Holland & Knight LLP
                                131 South Dearborn Street, 30th Floor
                                Chicago, Illinois  60603
                                Attention:  Carl A. Neumann
                                Telephone:  (312) 263-3600
                                Facsimile:  (312) 578-6666

         If to the Issuer:      Illinois Finance Authority
                                233 South Wacker Drive
                                Chicago, Illinois  60606
                                Attention:  Sharnell Curtis-Martin
                                Telephone:  (312) 627-1434
                                Facsimile:  (312) 496-0578

         If to the Underwriter: LaSalle Capital Markets, A Division of
                                ABN AMRO Financial Services, Inc.
                                181 West Madison Street, Suite 3203
                                Chicago, Illinois 60602-4510
                                Attention:  Public Finance Department
                                Telephone:  (312) 904-7036
                                Facsimile:  (312) 904-1353

     All notices or communications hereunder by any party shall be given and served upon each other party.

     15. The approval of the Purchaser when required hereunder or the determination of satisfaction as to any document referred to herein shall be in writing signed by the Purchaser and delivered to the party requesting such approval or determination of satisfaction.

     16. This Purchase Agreement is made solely for the benefit of the Issuer, the Company and the Purchaser and no other person shall acquire or have any rights hereunder or by virtue hereof except as otherwise provided in Sections 6 and 7 hereof. All representations, warranties and agreements of authority in this Purchase Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Purchaser and shall survive the delivery of and payment for the Bonds. The covenants and the agreements of each of the respective parties hereto shall survive the delivery of and payment for the Bonds and shall remain in full force and effect thereafter.

     17. This Purchase Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and such counterparts shall together constitute but one and the same instrument.

     18. This Purchase Agreement shall be governed exclusively by and construed in accordance with the internal laws of the State of Illinois applicable to contracts to be wholly performed therein.

                                Very truly yours,

                                LASALLE CAPITAL MARKETS,
                                A DIVISION OF ABN AMRO FINANCIAL
                                SERVICES, INC.


                                By:
                                   -----------------------------------------
                                Name:
                                   -----------------------------------------
                                Title:
                                   -----------------------------------------


Accepted:

ILLINOIS FINANCE AUTHORITY


By:
   ----------------------------------------
   ____________________, Executive Director


CFC INTERNATIONAL, INC.


By:
   ----------------------------------------
     Gregory M. Jehlik, President